UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2023

LEGACY HOUSING CORPORATION
(Exact name of registrant as specified in its charter)

Texas	001-38761	20-2897516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100, Bedford, Texas		76022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 799-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock ($0.001 par value)	LEGH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

On October 27, 2023, Legacy Housing Corporation (“Legacy” or the “Company”) was notified that its independent registered public accounting firm, CohnReznick LLP (“CohnReznick”), is resigning, without cause, effective November 22, 2023. Legacy engaged CohnReznick on May 9, 2023 (the “Engagement Date”), following CohnReznick’s acquisition of Legacy’s prior independent registered public accounting firm, Daszkal Bolton LLP (“Daszkal”), on March 1, 2023.

Since the Engagement Date, and through the date of this Current Report on Form 8-K, there have been (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to CohnReznick’s satisfaction, would have caused CohnReznick to make reference thereto in its reports on the financial statements for such period; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that CohnReznick advised the Company of material weaknesses in its internal control over financial reporting as of June 30, 2023.

These material weaknesses were first disclosed in the Company’s annual report on Form 10-K filed for the year ended December 31, 2022, and although the Company has implemented a remediation plan to address these material weaknesses, the Company’s enhanced controls have not operated for a sufficient period of time to demonstrate that the material weakness have been remediated as of June 30, 2023.

The Company is currently in the client acceptance process with a new independent registered public accounting firm and expects to have one retained prior to CohnReznick’s resignation.

On November 1, 2023, the Company provided CohnReznick with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that CohnReznick furnish a letter addressed to the Securities and Exchange Commission either agreeing or disagreeing with the statements contained herein. A copy of CohnReznick’s letter, dated November 2, 2023, agreeing with the statements contained herein as they pertain to CohnReznick, is attached hereto and filed as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
16.1	Letter from CohnReznick to the Securities and Exchange Commission dated November 2, 2023

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY HOUSING CORPORATION

Date: November 2, 2023	By:	/s/ R. Duncan Bates
	Name:	R. Duncan Bates
	Title:	President and Chief Executive Officer